Long-term Debt	12 Months Ended
Dec. 31, 2011
Long-term Debt Disclosure
Long-term Debt Disclosure

9. Long-term Debt:

The amount of long-term debt shown in the accompanying consolidated balance sheets is analyzed as follows:

	December 31, 2010	December 31, 2011
Term loans/Credit facilities	$1,285,357	$2,279,167
Senior Notes	0	500,000
Less: Deferred financing costs	(27,810)	(43,402)
Total debt	1,257,547	2,735,765
Less: Current portion	(560,561)	(210,166)
Long-term portion	$696,986	$2,525,599

Senior Notes

On April 27, 2011, the Company issued $500,000 aggregate principal amount of its 9.5% senior unsecured notes due 2016 (the "Notes") offered in a private placement, resulting in net proceeds of approximately $487.5 million. The Notes are unsecured obligations and rank senior in right of payment to any future subordinated indebtedness and equally in right of payment to all of its existing and future unsecured senior indebtedness.

The Notes are not guaranteed by any of the Company's subsidiaries. The Company may redeem some or all of the Notes as follows: (i) at any time and from time to time from April 27, 2014 to April 26, 2015, at a redemption price equal to 104.5% of the aggregate principal amount, plus accrued and unpaid interest to the date of redemption; or (ii) at any time and from time to time from April 27, 2015 at a redemption price equal to 102.5% of the aggregate principal amount, plus accrued and unpaid interest to the date of redemption. Upon a change of control, which occurs if 50% or more of the Company's shares are acquired by any person or group other than DryShips or its affiliates, the noteholders will have an option to require the Company to purchase all outstanding notes at a redemption price of 100% of the principal amount thereof plus accrued and unpaid interest to the date of purchase. As of December 31, 2011, the Company was in compliance with the bond agreement financial covenants.

The total interest expense and debt amortization cost related to the notes in the Company's consolidated statement of operations for the year ended December 31, 2011 was $32,327 and $2,235, respectively. The contractual semi-annual coupon interest rate is 9.5% per year.

Term bank loans/ Credit facilities

On December 21, 2010, one of the Company's subsidiaries entered into a $325,000 short-term loan facility for the purpose of (i) meeting the ongoing working capital needs of Drillships Hydra Owners Inc.; (ii) financing the partial repayment of existing debt in relation to the purchase of the Ocean Rig Corcovado; and (iii) financing the payment of the final installment associated with the purchase of said drillship. This loan facility was repayable in full in June 2011 and bore interest at a rate of LIBOR plus a margin. The Company drew down the full amount of this loan on January 5, 2011 and repaid the full amount of this loan on April 20, 2011 with borrowings under the $800 million senior secured term loan agreement discussed below.

On April 15, 2011, the Company entered into an $800,000 syndicated secured term loan facility to partially finance the construction costs of the Ocean Rig Corcovado and the Ocean Rig Olympia. This facility has a five-year term and is repayable in 20 quarterly installments, plus a balloon payment payable with the last installment. The facility bears interest at LIBOR plus a margin. The facility is guaranteed by DryShips and Ocean Rig UDW and imposes certain financial covenants on both entities.

On April 27, 2011, the Company entered into an amended agreement with all lenders under its two $562,500 loan agreements to restructure the original agreements. The principal terms of the restructuring are as follows: (i) the maximum amount permitted to be drawn was reduced from $562,500 to $495,000 under each facility; (ii) in addition to the guarantee already provided by Dryships, the Company provided an unlimited recourse guarantee that includes certain financial covenants that apply quarterly to the Company; (iii) the Company was permitted to draw under the facility with respect to the Ocean Rig Poseidon based upon the employment of the drillship under its drilling contract with Petrobras Tanzania, and on April 27, 2011, the cash collateral deposited for this vessel was released; and (iv) the Company was permitted to draw under the facility with respect to the Ocean Rig Mykonos provided it had obtained suitable employment for such drillship no later than August 2011.

On August 10, 2011, the Company amended the terms of its $495,000 credit facility for the construction of the Ocean Rig Mykonos to allow for full draw downs to finance the remaining installment payments for the Ocean Rig Mykonos based on the Petrobras Brazil contract for the Ocean Rig Mykonos and, on August 10, 2011, the cash collateral deposited for the drillship was released. The two $495,000 facilitites bear interest at LIBOR plus a margin and are repayable in eighteen semiannual installments throught December 2020. The amendment also requires that the Ocean Rig Mykonos be re-employed under a contract acceptable to the lenders meeting certain minimum terms and dayrates at least six months, in lieu of 12 months, prior to the expiration of the Petrobras Brazil contract. All other material terms of the credit facility were unchanged.

The outstanding bank loans, are secured by a first priority mortgage over the drillships or drill rigs corporate guarantee, and a first assignment of all freights, earnings, insurances and requisition compensation. The loans contain covenants including restrictions, without the bank's prior consent, as to pay dividends, changes in management and ownership of the vessels, additional indebtedness and mortgaging of vessels, change in the general nature of the Company's business, and maintaining an established place of business in the United States or the United Kingdom. The loans also contain certain financial covenants relating to the Company's financial position and the consolidated financial position of DryShips, operating performance and liquidity. A default situation in DryShips could have a substantial effect on the Company. Should DryShips fail to pay loan installments as they fall due, or otherwise breach its covenants resulting in an event of default, this would result in a cross-default on the Company's facilities. As of December 31, 2011, there was no default situation with respect to the loans of the Company and DryShips was in compliance, had waivers or had the ability to remedy breaches of financial covenants, including loan-to-value ratios relating to its credit facilities. As of December 31, 2011, Dryships was not in compliance with loan-to-value ratios contained in certain of its original loan agreements under which a total of $185,802 was outstanding as of that date and has obtained a waiver of the breach relating to approximately $97,302 million of the outstanding indebtedness until March 31, 2012. As a result, Dryships may be required to prepay indebtedness or provide additional collateral to its lenders in the form of cash or other property in the total amount of $83,009 in order to comply with these ratios, including an amount of $64,384 assumed prepaid upon waiver expiry on March 31, 2012.

Total interest and debt amortization cost incurred on long-term debt for the years ended December 31, 2009, 2010 and 2011 amounted to $57,154, $35,827 and $110,513, respectively, of which $24,457, $35,780 and $57,761 respectively, were capitalized as part of the cost of the drillships under construction. Total interest incurred and amortization of debt issuance cost on long-term debt, net of capitalized interest, are included in "Interest and finance costs" in the accompanying consolidated statement of operations.

The Company's weighted average interest rates on the above loans, credit facilities and Notes were 4.2%, 4.5% and 4.2%, as of December 31, 2009, 2010, 2011 respectively.

Loan movements for Ocean Rig Notes, credit facilities and term loans throughout 2011:

Loan	Loan agreement date	Original Amount	December 31, 2010	New Loans	Repayments	December 31, 2011
Term Bank Loan	April 18, 2011	800,000	-	800,000	-33,333	766,667
Credit Facility	September 17, 2008	1,040,000	675,833		-153,333	522,500
Credit Facility	September 10, 2007	230,000	115,000	-	-115,000	-
Credit Facility	July 18, 2008	1,125,000	194,524	795,476	-	990,000
Credit Facility	December 21, 2010	325,000	-	325,000	-325,000	-
Credit Facility	December 28, 2010	300,000	300,000	-	-300,000	-
Ocean Rig Senior Notes	April 27, 2011	$500,000	-	500,000	-	500,000
			$1,285,357	$2,420,476	($926,666)	$2,779,167

The annual principal payments required to be made after December 31, 2011, including balloon payments, totaling $2,779,167 due through December 2020, are as follows:

2012	$219,167
2013	629,167
2014	176,667
2015	176,667
2016 and thereafter	1,577,499

Total principal payments	2,779,167
Less: Financing fees	(43,402)

Total debt	$2,735,765